                                                                    EXHIBIT 10.8
                                     LEASE

                 THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
                           a New Jersey corporation
                                 (as Landlord)

                                      and


              SUSTAIN TECHNOLOGIES, INC., a Virginia corporation
                                  (as Tenant)

                                     LEASE

                 THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
                           a New Jersey corporation
                                 (as Landlord)

                                      and


              SUSTAIN TECHNOLOGIES, INC., a Virginia corporation
                                  (as Tenant)

                               TABLE OF CONTNETS

                                                                          Page
                                                                          ----
  Paragraph
  ---------
1.   PREMISES.............................................................  1

2.   TERM.................................................................  1

3.   RENT.................................................................  1

4.   COMPLETION OR REMODELING OF THE PREMISES.............................  1

5.   OPERATING EXPENSES...................................................  2

6.   SERVICES.............................................................  6

7.   QUIET ENJOYMENT......................................................  8

8.   DEPOSIT..............................................................  8

9.   CHARACTER OF OCCUPANCY...............................................  8

10.   MAINTENANCE, ALTERATIONS AND REENTRY BY LANDLORD....................  9

11.   ALTERATIONS AND REPAIRS BY TENANT...................................  9

12.   MECHANICS' LIENS.................................................... 10

13.   SUBLETTING AND ASSIGNMENT........................................... 10

14.   DAMAGE TO PROPERTY.................................................. 12

15.   INDEMNITY TO LANDLORD............................................... 13

16.   SURRENDER AND NOTICE................................................ 13

17.   INSURANCE, CASUALTY, AND RESTORATION OF PREMISES.................... 13

18.   CONDEMNATION........................................................ 14

19.   DEFAULT BY TENANT................................................... 14

20.   DEFAULT BY LANDLORD................................................. 18

21.   SUBORDINATION AND ATTORNMENT........................................ 18

22.   REMOVAL OF TENANT'S PROPERTY........................................ 18

23.   HOLDING OVER: TENANCY MONTH-TO-MONTH................................ 19

24.   PAYMENTS AFTER TERMINATION.......................................... 19

25.   STATEMENT OF PERFORMANCE............................................ 19

26.   MISCELLANEOUS....................................................... 20

27.   AUTHORITIES FOR ACTION AND NOTICE................................... 21

28.   RULES AND REGULATIONS............................................... 22

29.   PARKING............................................................. 22

30.   SUBSTITUTE PREMISES................................................. 22

31.   BROKERAGE........................................................... 22

32.   ERISA............................................................... 23

33.   TIME OF ESSENCE..................................................... 23

                           EXHIBITS/ATTACHMENTS LIST
                           -------------------------

                    Exhibit A   Floor Plan
                    Exhibit B   Legal Description
                    Exhibit C   Commencement Certificate
                    Exhibit D   Rules and Regulations
                    Exhibit E   Work Letter

                             OFFICE BUILDING LEASE
                             ---------------------

     THIS LEASE is made this 21st day of August, 1999, by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Landlord") and SUSTAIN TECHNOLOGIES, INC., a Virginia corporation ("Tenant").

                             W I T N E S S E T H :

     1.   PREMISES.  In consideration of the payment of rent and the keeping and
          --------
performance of the covenants and agreements by Tenant, as hereinafter set forth, Landlord hereby leases and demises unto Tenant the premises located on the 27th floor of the Building, known as Suite 2710 comprised of approximately 9,435 rentable square feet (hereinafter referred to as the "Premises"), as depicted on the plat hereto attached as Exhibit A, and being a part of the building known as Johns Manville, located at 717 - 17th Street, Denver, Colorado (the "Building"), together with a non-exclusive right, subject to the provisions hereof, to use all appurtenances thereto, including, but not limited to, any plazas, common areas, or other areas on the real property (described more , particularly on Exhibit B "Real Property") designated by Landlord for the exclusive or non-exclusive use of the tenants of the Building. The Building, Real Property, plazas, common areas, other areas, and appurtenances are hereinafter collectively sometimes called the "Building Complex."

     2.   TERM.  The term of the Lease shall commence at 12:01 a.m. on the 1st
          ----
day of October, 1999, and shall terminate at 12:00 midnight on the 30th day of September 2004 (said 5-year term is referred to herein as the "Primary Lease Term").

     3.   RENT.  Tenant shall pay the annual rental for the Primary Lease Term
          ----
of Two Hundred Fifty-Two Thousand Seven Hundred Sixty-Three and 68/100 Dollars ($252,763.68), in equal monthly installments of Twenty-One Thousand Sixty-Three and 64/100 Dollars $21,063.64 (the "Base Rent"), commencing October 1, 1999, and continuing on the first day of each month thereafter during the term hereof.
All rents shall be paid in advance, without notice, set off, abatement, or diminution, at the office of Landlord in Denver, Colorado, or at such place as Landlord from time to time designates in writing.

     4.   COMPLETION OR REMODELING OF THE PREMISES.
          ----------------------------------------

          A. Provisions regarding any remodeling of or tenant finish work to be completed in the Premises, if any, shall be set forth in a work letter attached to this Lease as an exhibit (the "Work Letter"). Except as set forth in the Work Letter, Landlord shall have no obligations for the completion or remodeling of the Premises, and Tenant shall accept the Premises in their "as is" condition on the date the Primary Lease Term commences. If Landlord is delayed in delivering the Premises to Tenant due to the failure of a prior occupant to vacate the same, then the obligation for the payment of rent and the commencement of the Primary Lease Term hereof shall be postponed until Landlord delivers the Premises to Tenant -whereupon all of the covenants conditions, and agreements contained herein shall be in full force and effect. The postponement of Tenant's obligation to pay rent and other sums hereunder shall be in full settlement of all claims which Tenant may otherwise have by reason of such delay of delivery.

          B. If the commencement of the Primary Lease Term is delayed pursuant to subparagraph A above or any provision of the Work Letter, and such commencement date would otherwise occur on other than the first day of the month, the commencement date of the Primary Lease Term shall be further delayed until the first day of the following month and Tenant shall pay proportionate rent at the same monthly rate set forth herein (also in advance) for such partial month. In the event said commencement date is so delayed, the expiration of the term hereof shall be extended so that the Primary Lease Term will continue for the full period set forth in Paragraph 2 hereof. As soon as the Primary Lease Term commences, Landlord and Tenant shall execute a commencement certificate in the form attached hereto as Exhibit C, which may be requested by either party, setting forth the exact date on which the Primary Lease Term commenced and the expiration date of the Primary Lease Term.

          C. Except as provided in the Work Letter attached hereto, taking possession Of the Premises by Tenant shall be conclusive evidence as against Tenant that the Premises were in the condition agreed upon between Landlord and Tenant and acknowledgment of satisfactory completion of any fixup or remodeling, as the case may be, which Landlord has agreed in writing to perform.

     5.   OPERATING EXPENSES.
          ------------------

          A.   Definitions.  In addition to terms hereinabove defined, the
               -----------
following terms shall have the following meanings with respect to the provisions of this Lease:

               (1) "Base Operating Expenses" shall mean an amount equal to the Operating Expenses (as hereinafter defined) for the calendar year 1999, as determined by Landlord following the end of such year, in accordance with this Paragraph 5. It is understood and acknowledged by Tenant that Landlord has not made any representation or given Tenant any assurances that the Base Operating Expenses will equal any specified amounts (any estimate provided by Landlord being deemed non-binding estimates only).

               (2) "Landlord's Accountants" shall mean that individual or firm employed by Landlord from time to time to keep the books and records for the Building Complex, and/or to prepare the federal and state income tax returns for Landlord with respect to the Building Complex, all of which books and records shall be certified to by an appropriate representative of Landlord.

               (3) "Building Standard" means the level of tenant finish improvements or the level of Building services, as the context may require, customarily offered from time to time by Landlord to all tenants of the Building.

               (4) "Rentable Area" shall mean 672,343 rentable square feet. If there is a significant change in the aggregate Rentable Area as a result of an addition to the Building, partial destruction thereof, modification to building design, or similar cause which causes a reduction or increase thereto on a permanent basis, Landlord's Accountants shall make such adjustments in the computations as shall be necessary to provide for any such change.

               (5) "Tenant's Pro Rata Share" shall mean, subject to the limitations hereinafter set forth, a fraction, the numerator of which is the rentable square feet comprising the Premises and the denominator of which is the Rentable Area. In the event Tenant, at any time during the Primary Lease Term, or any extensions thereof, leases additional space in the Building, Tenant's Pro Rata Share shall be recomputed by dividing the total rentable square footage of space then being leased by Tenant (including any additional space) by the Rentable Area and the resulting figure shall become Tenant's Pro Rata Share.

               (6) "Operating Expense Year" shall mean each calendar year during the term of this Lease, except that the first Operating Expense Year shall begin on the date the Primary Lease Term commences and end on December 31 of such year and the last Operating Expense Year shall begin on January 1 of the year in which this Lease expires or is terminated and end on the date of such expiration or termination. In the case of an Operating Expense Year of less than twelve (12) months, Operating Expenses for such year shall be prorated.

               (7) "Operating Expenses" shall mean all operating expenses of any kind or nature which are necessary, ordinary, or customarily incurred in connection with the operation and maintenance of the Building Complex as determined by Landlord's Accountants. Operating Expenses shall include, but not be limited to:

               (a) All real property taxes and assessments levied against the Building Complex by any governmental or quasi-governmental authority. The foregoing shall include any taxes, assessments, surcharges, or service or other fees of a nature not presently in effect which shall hereafter be levied on the Building Complex as a result of the use, ownership or operation of the Building Complex or for any other reason, whether in lieu of or in addition to, any current real estate taxes and assessments; provided, however, any taxes which shall be levied on the rentals of the Building Complex shall be determined as if the Building Complex were Landlord's only property and, provided, further, that in no event shall the term "taxes or assessments," as used herein, include any net federal or state income taxes levied or assessed on Landlord, unless such taxes are a specific substitute for real property taxes. Such term shall, however, include gross taxes on rentals. Expenses incurred by Landlord for tax consultants and in contesting the amount or validity of any such taxes or assessments shall be included in such computations (all of the foregoing are collectively referred to herein as the "Taxes") . "Assessment" shall include so-called special assessments, license tax, business license fee, business license tax, commercial rental tax, levy, charge penalty or tax, imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, water, drainage or other improvement or special district thereof, against the Premises, the Building or Building Complex or any legal or equitable interest of Landlord therein. For the purposes of this Lease, any special assessments shall be deemed payable in such number of installments as is permitted by law, whether or not actually so paid and shall include any applicable interest on such installments;

               (b) Costs of supplies, including, but not limited to, the cost of relamping and replacing ballasts in all Building Standard tenant lighting as the same may be required from time to time;

               (c) Costs incurred in connection with obtaining and providing energy for the Building Complex, including, but not limited to, costs of propane, butane, natural gas, steam, electricity, solar energy and fuel oils, coal or any other energy sources;

               (d)  Costs of water and sanitary and storm drainage services;

               (e)  Costs of janitorial and security services and systems;

               (f) Costs of general maintenance and repairs, including costs under HVAC and other mechanical maintenance contracts, carpet replacement and painting in Common Areas; and repairs and replacements of equipment used in connection with such maintenance and repair work;

               (g)  Costs of maintenance and replacement of landscaping;

               (h) insurance premiums, including fire and all-risk or multi-peril coverage, together with loss of rent endorsement, if applicable; the part of any claim required to be paid under the deductible portion of any insurance policy carried by Landlord in connection with the Building Complex (where Landlord is unable to obtain insurance without such deductible from a major insurance carrier at reasonable rates); public liability insurance; and any other insurance carried by Landlord on the Building Complex or any component parts thereof (all such insurance shall be in such amounts as may be required by any Mortgagee [as defined in Paragraph 20 hereof] or as Landlord may reasonably determine);

               (i) Labor costs, including wages and other payments, costs to Landlord of workmen's compensation and disability insurance, payroll taxes, welfare fringe benefits, and all legal fees and other costs or expenses incurred in resolving any labor dispute;

               (j) Professional building management fees, costs and expenses, including costs of office space and storage space and leasing or amortized costs of acquisition of office furniture and equipment required by management for performance of its services as contemplated herein;

               (k) Legal, accounting, inspection, and other consultation fees (including, without limitation, fees charged by consultants retained by Landlord for services that are designed to produce a reduction in Operating Expenses or to reasonably improve the operation, maintenance or state of repair of the Building Complex) incurred in the ordinary course of operating the Building Complex;

               (l) The costs of capital improvements and structural repairs and replacements made in or to the Building Complex in order to conform to changes subsequent to the date of issuance of the certificate of occupancy for the Building Complex in any applicable laws, ordinances, rules, regulations, or orders of any governmental or quasi -governmental authority having jurisdiction over the Building Complex or parts and supplies therein (herein "Required Capital Improvements"); and the costs of any capital improvements and structural repairs and replacements that reduce Operating Expenses (herein "Cost Savings Improvements"). The expenditures for Required Capital Improvements and Cost Savings Improvements shall be amortized at a market rate of return over the useful life of such capital improvement or structural repair or replacement (as determined by Landlord's Accountants); provided that the amortized amount of any Cost Savings Improvement in any year will be equal to the estimated reduction in Operating Expenses as a result thereof;

               (m) Costs incurred by Landlord's Accountants in engaging experts or other consultants to assist them in making the computations required hereunder; and

               (n) Rent payable by Landlord under any ground lease affecting the Real Property or any portion thereof.

"Operating Expenses" shall not include:
                           ---

               (1) Costs of work, including painting and decorating and tenant change work, which Landlord performs for any tenant or in any tenant's space in the Building other than work of a kind and scope which Landlord would be obligated to furnish to all tenants whose leases contain a rental adjustment provision similar to this one;

               (2) Costs of repairs or other work occasioned by fire, windstorm or other insured casualty to the extent of insurance proceeds received;

               (3) Leasing commissions, advertising expenses, and other costs incurred in leasing space in the Building;

               (4)  Costs of repairs or rebuilding necessitated by condemnation;

               (5) Any interest on borrowed money or debt amortization, except as specifically set forth above; or

               (6)  Depreciation on the Building.

Notwithstanding anything contained herein to the contrary, if any lease entered into by Landlord with any tenant in the Building is on a so-called "net" basis, or provides for a separate basis of computation for any Operating Expenses with respect to its leased premises, then, to the extent that Landlord's Accountants determine that an adjustment- should be made in making the computations herein provided for, Landlord's Accountants shall be permitted to modify the computation of Base Operating Expenses, Rentable Area, and Operating Expenses for a particular Operating Expense Year in order to eliminate or otherwise modify any such expenses which are paid for in whole or in part by such tenant. Furthermore, in making any computations contemplated hereby, Landlord's Accountants shall also be permitted to make such adjust-ments and modifications to the provisions of this Paragraph 5 as shall be reasonably necessary to achieve the intention of the parties hereto.

          B. If any increase occurs in Operating Expenses during any Operating Expense Year during the Primary Lease Term, or any extension thereof, including the first Operating Expense Year, in excess of the Base Operating Expenses, Tenant shall pay to Landlord Tenant's Pro Rata Share of the amount of such increase. All amounts required to be paid by Tenant as a result of any such increase shall be paid within thirty (30) days following billing therefor by Landlord. In addition to the foregoing, it is agreed that, during each Operating Expense Year beginning with the first month of the second Operating Expense Year and continuing each month thereafter during the Primary Lease Term, or any extension thereof, Tenant shall pay to Landlord, at the same time as the Base Rent is paid, an amount equal to one-twelfth (1/12) of Landlord's estimate (as determined by Landlord's Accountants) of Tenant's Pro Rata Share of any projected increases in the Operating Expenses for the particular Operating Expense Year in excess of the Base Operating Expenses, with a final adjustment to be made between the parties at a later date for said operating Expense Year. In computing the increase in the monthly rental payments based upon Tenant's Pro Rata Share of the estimated increase of Operating Expenses for any particular Operating Expense Year, Landlord's Accountants shall take into account any prior increases in the monthly rental payments attributable to Tenant's Pro Rata Share of previously estimated increases. If, during any Operating Expense Year, Landlord's projected increase in Operating Expenses for said year over the Base Operating Expenses is less than the projected increase for the previous Operating Expense Year on which Tenant's monthly rental payments for said year were based, the rental payments to be paid by Tenant for the new Operating Expense Year shall be decreased accordingly; provided, however, in no event will the rental to be paid by Tenant hereunder ever be less than the Base Rent.

     As soon as practicable following the end of each Operating Expense Year during the Primary Lease Term, or any extension thereof, including the first Operating Expense Year, Landlord shall submit to Tenant a statement prepared by a representative of Landlord setting forth the exact amount of Tenant's Pro Rata Share of the increase, if any, of the Operating Expenses for the Operating Expense Year just completed over the Base Operating Expenses. Beginning with said statement for the second Operating Expense Year, it shall also set forth the difference, if any, between Tenant's actual Pro Rata Share of the increase in operating Expenses for such Operating Expense Year just completed and the estimated amount of Tenant's Pro Rata Share of such increase on the basis of which Tenant's monthly rent was computed for such particular Operating Expense Year. Each such statement shall also set forth the projected increase, if any, in operating Expenses for the new Operating Expense Year over the Base Operating Expenses and the corresponding increase or decrease in Tenant's monthly rent for such new Operating Expense Year above or below the rental paid by Tenant for the immediately preceding Operating Expense Year computed in accordance with the foregoing provisions. To the extent that Tenant's Pro Rata Share of the increase in Operating Expenses for the period covered by such statement is different from the estimated amount upon which Tenant paid rent during the Operating Expense Year just completed, Tenant shall pay to Landlord the difference in cash within thirty (30) days following receipt by Tenant of such statement from Landlord or receive a credit on the next months' rental owing hereunder, as the case may be. Until Tenant receives such statement, Tenant's monthly rent for the new Operating Expense Year shall continue to be paid at the rate paid for the particular operating Expense Year just completed, but Tenant shall commence payment to Landlord of the monthly installments of rent on the basis of said statement beginning on the first day of the month following the month in which Tenant receives such statement. Moreover, Tenant shall pay to Landlord or deduct from the rent, as the case may be, on the date required for the first payment of rent, as adjusted, the difference, if any, between the monthly installments of rent so adjusted for the new Operating Expense Year and the monthly installments of rent actually paid during the new Operating Expense Year. In addition to the above, if, during any particular Operating Expense Year, there is a change in the information on which Landlord's Accountants based the estimate upon which Tenant is then making its estimated rental payments so that such estimate furnished to Tenant is no longer accurate, Landlord shall be permitted to revise such estimate by notifying Tenant and there shall be such adjustments made in the monthly rental on the first day of the month following the serving of such statement on Tenant as shall be necessary by either increasing or decreasing, as the case may be, the amount of monthly rent then being paid by Tenant for the balance of the Operating Expense Year (but in no event shall any such decrease result in a reduction of the rent below the Base Rent), as well as an appropriate adjustment in cash based upon the amount theretofore paid by Tenant during such particular Operating Expense Year pursuant to the prior estimate.

     Landlord's and Tenant's responsibilities with respect to the Operating Expense adjustment described herein shall survive the expiration or early termination of this Lease.

     In the event the Rentable Area is not fully occupied during any particular operating Expense Year, Landlord's Accountants may adjust those operating Expenses which are affected by the occupancy rates for the particular Operating Expense Year, or portion thereof, as the case may be, to reflect an occupancy of ninety-five percent (95%) of all such Rentable Area.

          C. If Tenant shall dispute the amount of an adjustment submitted by Landlord's Accountants or the proposed estimated increase or decrease on the basis of which Tenant's rent is to be adjusted as provided in subparagraph B above, Tenant shall give Landlord written notice of such dispute within thirty
(30) days after Landlord's Accountants advise Tenant of such adjustment or proposed increase or decrease. If Tenant does not give Landlord such notice within such time, Tenant shall have waived its right to dispute the amounts so determined. If Tenant timely objects, Tenant shall have the right to engage its own certified public accountants ("Tenant's Accountants") for the purpose of verifying the accuracy of the statement complained of or the reasonableness of the estimated increase or decrease. If Tenant's Accountants determine that an error has been made, Landlord's Accountants and Tenant's Accountants shall endeavor to agree upon the matter, failing which the parties shall submit such matter to an independent certified public accountant selected by Landlord and reasonably acceptable to Tenant, for a determination which shall be final, conclusive and binding upon Landlord and Tenant. All costs incurred by Tenant in obtaining its own accountants shall be paid for by Tenant unless Tenant's Accountants disclose an error, acknowledged by Landlord's Accountants (or found to have occurred in a judicial action), of more than five percent (5%) in the computation of the total amount of Operating Expenses as set forth in the statement submitted by Landlord's Accountants which is challenged, in which event Landlord shall pay the reasonable costs incurred by Tenant in obtaining such audit. Notwithstanding the pendency of any dispute over any particular statement, Tenant shall continue to pay Landlord the amount of the adjusted monthly installments of rent determined by Landlord's Accountants until the adjustment has been determined to be incorrect as aforesaid. If it shall be determined that any portion of the Operating Expenses were not properly chargeable to Tenant, then Landlord shall promptly credit or refund the appropriate sum to Tenant. Delay by Landlord or Landlord's Accountants in submitting any statement contemplated herein for any operating Expense Year shall not affect the provisions of this Paragraph 5 or constitute a waiver of Landlord's rights as set forth herein for said Operating Expense Year or any subsequent Operating Expense Years during the Primary Lease Term and any extensions thereof.

     6.   SERVICES.
          --------

          A. Subject to the provisions of subparagraph D below, Landlord, without charge, except as provided herein, and in accordance with standards from time to time prevailing for the Building, agrees: (1) to furnish running water at those points of supply for general use of tenants of the Building; (2) to furnish to public areas of the Building Complex heated or cooled air (as applicable) , electrical current, janitorial services, and maintenance to the extent Landlord deems necessary; (3) to furnish, during Ordinary Business Hours, as hereinafter defined, such heated or cooled air to the Premises as may, in the judgment of Landlord, be reasonably required for the comfortable use and occupancy of the Premises, provided that the recommendations of Landlord's engineer regarding occupancy and use of the Premises are complied with by Tenant and, with respect to cooled air, provided the same is used only for standard office use; (4) to furnish, subject to availability and capacity of building systems, unfiltered treated cooling tower water for use in Tenants' packaged HVAC systems, provided that such systems are equipped with Landlord-approved strainers, pumping systems and controls, and that such systems are connected only after approval of Landlord's engineer; (5) to provide, during ordinary Business Hours, the general use of passenger elevators for ingress and egress to and from the Premises (at least one such elevator shall be available at all times, except in the case of emergencies or repair); (6) to provide janitorial services for the Premises to the extent of the Building Standard tenant finish work items contained therein (including such window washing of the outside of exterior windows as may, in the judgment of Landlord, be reasonably required), but unless and until the Building Standard changes, such janitorial services shall be provided after Ordinary Business Hours on Monday through Thursday and Sunday only, except for Legal Holidays; and (7) to cause electric current to be supplied to the Premises for all of Tenant's Standard Electrical Usage, as hereinafter defined. "Tenant's Standard Electrical Usage", as used herein, shall mean and refer to weekly electrical consumption in an amount equal to multiplying three and one-half (3.5) watts/square foot by fifty-nine (59) hours and by then multiplying the product thereof by the number of rentable square feet in the Premises. "Ordinary Business Hours" as used herein shall mean and refer to 7:00 a.m. to 6:00 p.m. Monday through Friday and 9:00 a.m. to 12:00 p.m. on Saturdays, Legal Holidays excepted. "Legal Holidays," as used herein, shall mean New Year's Day, Martin Luther King Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and such other national holidays as may be hereafter established by the United States Government.

          B. "Excess Usage" shall be defined as any usage of electricity (1) during other than Ordinary Business Hours; or (2) in an amount in excess of Tenant's Standard Electrical Usage; or (3) for "Special Equipment"; or (4) for any requirement for standard HVAC services during other than Ordinary Business Hours. "Special Equipment," as used herein, shall mean (a) any equipment consuming more than 0.5 kilowatts at rated capacity, (b) any equipment requiring a voltage other than 120 volts, single phase, or (c) equipment that requires the use of self-contained HVAC units. Tenant shall reimburse Landlord for reasonable costs incurred by Landlord in providing services for Excess Usage, which costs are subject to change from time to time. Such reasonable costs will include Landlord's costs for materials, additional wear and tear on equipment, utilities, and labor (including fringe and overhead costs). Computation of Landlord's cost for providing such services will be made by Landlord's engineer, based on his engineering survey of Tenant's Excess Usage. Tenant shall also reimburse Landlord for all costs of supplementing the Building HVAC System and/or extending or supplementing any electrical service, as Landlord may determine is necessary, as a result of Tenant's Excess Usage. Prior to installation or use by Tenant of any equipment which will result in Excess Usage or operation of the Premises for extended hours on an ongoing basis, Tenant shall notify Landlord of such intended installation or use and obtain Landlord's consent therefor. In addition to the foregoing, Tenant, at Tenant's option, upon such notice or at any time thereafter, may request Landlord, at Tenant's sole cost and expense, to install a check meter and/or flow meter to assist in determining the cost to Landlord of Tenant's Excess Usage. If Tenant desires electric current and/or heated or cooled air to the Premises during periods other than Ordinary Business Hours, Landlord will use reasonable efforts to supply the same, but at the expense of Tenant, at Landlord's standard rate as established by it, from time to time, for such services. Not less than forty-eight (48) hours, prior notice shall be given by Tenant to Landlord of Tenant's desire for such services. It is also understood and agreed that Tenant shall pay the cost of replacing light bulbs and/or tubes. and ballast used in all lighting in the Premises other than Building Standard lighting.

          C. If Tenant requires janitorial services other than those required to be provided to other tenants of the Building Complex generally, Tenant shall separately pay for such services monthly upon billings by Landlord, or Tenant shall, at Landlord's option, separately contract for such services with the same company furnishing janitorial services to Landlord. Notwithstanding the foregoing, Tenant shall have the right, subject to Landlord's prior written consent and such rules, regulations and requirements as Landlord may impose (including but not limited to the requirement that such janitors belong to a trade union), to employ janitors, other than those employed by Landlord, to perform such additional services.

          D. Tenant agrees that Landlord shall not be liable for failure to supply any such heating, air conditioning, elevator, electrical, janitorial, lighting or other services, or during any period Landlord is required to reduce or curtail such services pursuant to any applicable laws, rules, or regulations, including regulations of any utility now or hereafter in force or effect, it being understood that Landlord may discontinue, reduce, or curtail such services, or any of them (either temporarily or permanently), at such times as it may be necessary by reason of accident, repairs, alterations, improvements, strikes, lockouts, riots, acts of God, application of applicable laws, statutes, or rules and regulations or due to any other happening beyond the control of Landlord. In the event of any interruption, reduction, or discontinuance of Landlord's services (either temporary or permanent), Landlord shall not be liable for damages to person or property as a result thereof nor shall the occurrence of any such event in any way be construed as an eviction of Tenant; or cause or permit an abatement, reduction or setoff of rent; or operate to release Tenant from any of Tenant's obligations hereunder.

          E. Tenant agrees to notify promptly the Landlord or its representative of any accidents or defects in the Building of which Tenant becomes aware including defects in pipes, electric wiring, and HVAC equipment. In addition, Tenant shall provide Landlord with prompt notification of any matter or condition which may cause injury or damage to the Building or any person or property therein.

     7.   QUIET ENJOYMENT.  So long as Tenant is not in default under this
          ---------------
Lease, Tenant shall be entitled to the quiet enjoyment and peaceful possession of the Premises, subject to the terms and provisions of the Lease.

     8.   DEPOSIT.  [INTENTIONALLY DELETED -- SEE ADDENDUM]
          -------

     9.   CHARACTER OF OCCUPANCY.  Tenant covenants and agrees to occupy the
          ----------------------
Premises as general business offices (the "Permitted Use") and for no other purpose, and to use them in a careful, safe, and proper manner; to pay on demand for any damage to the Premises caused by misuse or abuse thereof by Tenant, Tenant's agents or employees, or of any other person entering upon the Premises under express or implied invitation of Tenant. Tenant, at Tenant's expense, shall comply with all laws, codes, rules, and regulations of the United States, the State of Colorado, or of the City and County of Denver ("Applicable Laws") now in effect, or which may hereafter be in effect, which shall impose any duty upon Landlord or Tenant with respect to the occupation or alteration of the Premises. Tenant shall not commit waste or suffer or permit waste to be committed or permit any nuisance on or in the Premises. Tenant agrees that it will not store, keep, use, sell, dispose of or offer for sale in, upon or from the Premises any article or substance which may be prohibited by any insurance policy in force from time to time covering the Building nor shall Tenant keep, store, produce or dispose of on, in or from the Premises or the Building any substance which may be deemed a hazardous substance or infectious waste under any state, local or federal rule, statute, law, regulation or ordinance as may be promulgated or amended f from time to time.

     10.  MAINTENANCE, ALTERATIONS AND REENTRY BY LANDLORD.
          ------------------------------------------------

          A. Unless otherwise expressly provided herein, Landlord shall not be required to make any improvements or repairs of any kind or character to the Premises during the Primary Lease Term, or any extension thereof, except: (i) such repairs to HVAC, mechanical, life safety and electrical systems in the Premises (to the extent such systems are Building Standard) as may be deemed necessary by Landlord for normal maintenance operations of the Building Complex; and (ii) upkeep, maintenance, and repairs to all Common Areas in the Building Complex so long as the need for any such repair is not the result of Tenant's negligence.

          B. Tenant covenants and agrees to permit Landlord at any time to enter the Premises to examine and inspect the same or, if Landlord so elects, to perform any obligations of Tenant hereunder which Tenant shall fail to perform or to perform such cleaning, maintenance, janitorial services, repairs, additions, or alterations as Landlord may deem necessary or proper for the safety, improvement, or preservation of the Premises or of other portions of the Building Complex or as may be required by governmental authorities through any code, rule, regulation, ordinance, and/or law. Any such reentry shall not constitute an eviction or entitle Tenant to abatement of rent. Furthermore, Landlord shall at all times have the right at Landlord's election to make such alterations or changes in other portions of the Building Complex as Landlord may from time to time deem necessary and desirable as long as such alterations and changes do not unreasonably interfere with Tenant's use and occupancy of the Premises. Landlord may use one or more of the street entrances to the Building Complex and such public areas thereof as may be necessary, in Landlord's determination to complete such alterations or changes.

     11.  ALTERATIONS AND REPAIRS BY TENANT.
          ---------------------------------

          A. Tenant covenants and agrees not to make any Alterations in or additions to the Premises (subsequent to the work in the Premises performed by Landlord pursuant to the Work Letter), including installation of any equipment or machinery therein which requires modification of or additions to any existing electrical outlet or which would increase Tenant's usage of electricity beyond Tenant's Standard Electrical Usage (all such alterations are referred to herein collectively as "Alterations") without in each such instance first obtaining the written consent of Landlord. Landlord's consent to any Alterations by Tenant or Landlord's approval of the plans, specifications and working drawings for Tenant's Alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities now in effect or which may hereafter be in effect. Tenant, at its expense, shall pay all engineering and design costs incurred by Landlord attributable to the Alterations and obtain all necessary governmental permits and certificates required for any Alterations to which Landlord has consented and shall cause such alterations to be completed in compliance therewith and with all applicable laws and requirements of public authorities and all applicable requirements of Landlord's insurance carriers. All Alterations which Tenant is permitted to make shall be performed in a good and workmanlike manner, using new materials and equipment at least equal in quality to the original installations in the Premises. All repair and maintenance work required to-be performed by Tenant pursuant to the provisions of subparagraph B below and any Alterations permitted by Landlord pursuant to the provisions hereof, including, but not limited to, any installations desired by Tenant for Tenant's telegraphic, telephonic or electrical connections, shall be done at Tenant's expense by Landlord's employees or, with Landlord's consent, by persons requested by Tenant and authorized in writing by Landlord; provided, however if such work is performed by persons who are not employees of Landlord, Tenant shall pay to Landlord, upon receipt of billing therefor, the costs for supervision and control of such persons as Landlord may determine to be necessary. If Landlord authorizes persons requested by Tenant to perform such work, prior to the commencement of any such work, on request, Tenant shall deliver to Landlord certificates issued by insurance companies qualified to do business in the State of Colorado, evidencing that workmen's compensation, public liability insurance, and property damage insurance, all in the amounts, with companies and on forms satisfactory to Landlord, are in force and effect and maintained by all contractors and subcontractors engaged by Tenant to perform such work. All such policies shall name Landlord and any Mortgagee (as defined in Paragraph 20) as an additional insured. Each such certificate shall provide that the same may not be canceled or modified without ten (10) days' prior written notice to Landlord and such Mortgagee. Further, Landlord and such Mortgagee shall have the right to post notices in the Premises in locations which will be visible by parties performing any work on the Premises stating that Landlord is not responsible for the payment for such work and setting forth such other information as Landlord may deem necessary. Alterations, repair, and maintenance work shall be performed in a manner which will not unreasonably interfere with, delay, or impose any additional expense upon Landlord in the maintenance or operation of the Building or upon other tenants' use of their premises.

          B. Tenant shall keep the Premises in as good order, condition, and repair and in an orderly state, as when they were entered upon, loss by fire or other casualty or ordinary wear excepted. Subject to Landlord's obligation to make repairs in the event of certain casualties, as set forth in Paragraph 17 below, Landlord shall have no obligation for the repair or replacement of any portion of the interior of the Premises which is damaged or wears out during the term hereof regardless of the cause therefor, including but' not limited to, carpeting, draperies, window coverings, wallcoverings, painting or any of Tenant's property or betterments in the Premises.

          C. All Alterations and permanent fixtures installed in the Premises, including, by way of illustration and not by limitation, all partitions, paneling, carpeting, drapes or other window coverings, and light fixtures (but not including movable office furniture not attached to the Building), shall be deemed a part of the real estate and the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof without molestation, disturbance, or injury at the end of the Primary Lease Term, or any extension thereof, whether by lapse of time or otherwise, unless Landlord by notice given to Tenant no later than fifteen (15) days prior to the end of the term shall elect to have Tenant remove all or any of the Alterations, and in such event, Tenant shall promptly remove at Tenant's expense the Alterations specified by Landlord and restore the Premises to their condition prior to the making of the same, reasonable wear and tear excepted.

     12.  MECHANICS' LIENS.  Tenant shall pay or cause to be paid all costs for
          ----------------
work done by Tenant or caused to be done by Tenant on the Premises (including work performed by Landlord or its contractor at Tenant's request following the commencement of the Primary Lease Term) of a character which will or may result in liens on Landlord's interest therein and Tenant will keep the Premises free and clear of all mechanics, liens, and other liens on account of work done for Tenant or persons claiming under it, excluding any Tenant Finish Work performed by Landlord pursuant to the Work Letter. Tenant hereby agrees to indemnify, defend, and save Landlord harmless of and from all liability, loss, damage, costs, or expenses, including attorneys' fees, on account of any claims of any nature whatsoever including claims or liens of laborers or materialmen or others for work performed for or materials or supplies furnished to Tenant or persons claiming under Tenant. Should any liens be filed or recorded against the Premises or any action affecting the title thereto be commenced as a result of such work (which term includes the supplying of materials), Tenant shall cause such liens to be removed of record within five (5) days after notice from Landlord. If Tenant desires to contest any claim of lien, Tenant shall furnish to Landlord adequate security of at least one hundred fifty percent (150%) of the amount of the claim, plus estimated costs and interest and, if a final judgment establishing the validity or existence of any lien for any amount is entered, Tenant shall pay and satisfy the same at once. If Tenant shall be in default in paying any charge for which a mechanic's lien or suit to foreclose the lien has been recorded or filed and shall not have given Landlord security as aforesaid, Landlord may (but without being required to do so) pay such lien or claim and any costs, and the amount so paid, together with reasonable attorney's fees incurred in connection therewith, shall be immediately due from Tenant to Landlord.

     13.  SUBLETTING AND ASSIGNMENT.
          -------------------------

          A. Tenant shall neither sublet any part of the Premises except to Daily Journal Corporation, parent of Tenant nor assign this Lease or any interest herein without the written consent of Landlord first being obtained, which consent, as to any subletting of less than twenty-five percent (25%) of the Premises, will not be unreasonably withheld provided that: (1) Tenant has complied with the provision of subparagraph D below and Landlord has declined to exercise its rights thereunder; (2) the proposed subtenant or assignee is engaged in a business and the Premises will be used in a manner which is in keeping with the then standards of the Building and does not conflict with any exclusive use rights granted to any other tenant; (3) the proposed subtenant or assignee has a reputation and standing in the business community consistent with the image of tenants in a first-class office building and has reasonable financial worth in light of the responsibilities involved and Tenant shall have provided Landlord with reasonable proof thereof; (4) Tenant is not in default hereunder at the time it makes its request for such consent; (5) the proposed subtenant or assignee is not a governmental or quasi-governmental agency; (6) the proposed subtenant or assignee is not a tenant under, or is not currently negotiating, a lease with Landlord in any Building owned by Landlord in downtown Denver (including the Building); (7) the rent under such sublease or assignment is not less than the rent to be paid by Tenant for such space under the Lease and is not less than 85% of the rental rate then being offered by Landlord for similar space in the Building; or (8) such subletting or assignment does not result in a violation or create a prohibited transaction under ERISA (as defined herein). Notwithstanding anything contained herein to the contrary, Tenant acknowledges that if the use of the Premises by any proposed subtenant or assignee would require compliance by Landlord and the Building with any current or future laws to a greater extent than that required prior to the proposed occupancy by such subtenant or assignee, Landlord, at its sole option, may refuse to grant such consent, unless, as an express condition thereof, Tenant and/or such assignee or subtenant bears the entire cost of such greater compliance.

          B. If this Lease is assigned, or if the Premises or any part thereof is sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect the rent from the assignee, subtenant, or occupant and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy, or collection shall be deemed an acceptance of the assignee, subtenant, or occupant as the Tenant hereof or a release of Tenant from further performance by Tenant of covenants on the part of Tenant herein contained. A sale by Tenant of all or substantially all of its assets or all or substantially all of its stock if Tenant is a publicly traded corporation, a merger of Tenant with another corporation, the transfer of twenty-five percent (25%) or more of the stock in a corporate tenant whose stock is not publicly traded, or transfer of twenty-five percent (25%) or more of the beneficial ownership interests in a partnership tenant shall constitute a prohibited assignment hereunder. Consent by Landlord to any one Assignment or sublease shall not in any way be construed as relieving Tenant from obtaining the Landlord's express written consent to any further Assignment or sublease. Notwithstanding the consent of Landlord to any sublease or Assignment, Tenant shall not be relieved from its primary obligations hereunder to Landlord, including, but not limited to the payment of all Base Rent and Tenant's Pro Rata Share of increases in Operating Expenses. Landlord's consent to any requested sublease or Assignment shall not waive Landlord's right to refuse to consent to any other such request or to terminate this Lease if such request is made, all as provided herein. If Tenant collects any rental or other amounts from a subtenant or assignee in excess of the Base Rent and Tenant's Pro Rata Share of increases in Operating Expenses for any monthly period, Tenant shall pay to Landlord on a monthly basis, as and when Tenant receives the same, all such excess amounts received by Tenant.

          C. Notwithstanding anything contained in this Paragraph 13 to the contrary, in the event Tenant requests Landlord's consent to sublet twenty-five percent (25%) or more of the Premises or to assign twenty-five percent (25%) or more of its interest in this Lease, Landlord shall have the right to: (1) consent to such sublease or Assignment in its sole discretion; (2) refuse to grant such consent in Landlord's sole discretion; or (3) refuse to grant such consent and terminate this Lease as to the portion of the Premises with respect to which such consent was requested; provided, however, if Landlord refuses to grant such consent and elects to terminate the Lease as to such portion of the Premises, Tenant shall have the right within fifteen (15) days after notice of Landlord's exercise of its right to terminate to withdraw Tenant's request for such consent and remain in possession of the Premises under the terms and conditions hereof. In the event the Lease is terminated as set forth herein, such termination shall be effective as of the date set forth in a written notice from Landlord to Tenant, which date shall in no event be more than thirty (30) days following such notice.

          D. Tenant hereby agrees that in the event it desires to sublease all or any portion of the Premises or assign this Lease to any party, in whole or in part, (herein "Assignment"), Tenant shall notify Landlord not less than ninety
(90) days prior to the date Tenant desires to sublease such portion of the Premises or assign this Lease ("Tenant's Notice"). Tenant's Notice shall set forth the description of the portion of the Premises to be so sublet or assigned and the terms and conditions on which Tenant desires to sublet the Premises or assign this Lease. Landlord shall have sixty (60) days following receipt of Tenant's Notice within which to attempt to sublet the Premises or assign this Lease on Tenant's behalf (or to exercise Landlord's rights pursuant to subparagraph C above if Tenant's Notice discloses that twenty-five percent (25%) or more of the Premises is involved) . In the event that the space covered by Tenant's Notice is leased by Landlord, rent and other sums due from the subtenant in accordance with the sublease shall be paid to Tenant for Tenant's account and Landlord shall have no responsibility whatsoever for the observance and performance by such subtenant of its obligations under its sublease with Tenant. Landlord shall be under no obligation to find a prospective subtenant or assignee. If Landlord is unwilling or unable to locate a subtenant or assignee (and, if applicable, declines to exercise its rights pursuant to subparagraph C above) , Landlord will notify Tenant not later than sixty (60) days after the date Landlord receives Tenant's Notice and Tenant shall be free to sublet the portion of the Premises in question or assign the applicable portion of its interest in this Lease to any third party on terms substantially identical to those described in Tenant's Notice, subject to Landlord's consent as set forth in subparagraph A above. If Tenant is unable to sublet said portion of the Premises or assign the applicable portion of its interest in this Lease on said terms and conditions within one hundred twenty (120) days following its original notice to Landlord, Tenant agrees to reoffer the Premises to Landlord in accordance with the provisions hereof prior to leasing or assigning the same to any third party.

          E. All documents utilized by Tenant to evidence any subletting or assignment to which Landlord has consented shall be subject to prior approval by Landlord or its counsel. Tenant shall pay on demand all of Landlord's costs and expenses, including reasonable attorneys' fees, incurred in determining whether or not to consent to any requested sublease or Assignment and in reviewing and approving such documentation.

          F. Landlord and Tenant understand that notwithstanding certain provisions to the contrary contained herein, a trustee or debtor in possession under the Bankruptcy Code of the United States may have certain rights to assume or assign this Lease. If a trustee in bankruptcy is entitled to assume control over Tenant's rights under this Lease and assigns such rights to any third party, the Base Rent to be paid hereunder by such party shall be increased to the then current Base Rent (if greater than then being paid for the Premises) which Landlord would charge for comparable space in the Building as of the date of such third party's occupancy of the Premises. Landlord and Tenant further understand that in any event Landlord is entitled under the Bankruptcy Code to Adequate Assurance of future performance of the terms and provisions of this Lease. For purposes of any such assumption or assignment, the parties hereto agree that the term "Adequate Assurance" shall include at least the following:

               (1) In order to assure Landlord that the proposed assignee will have the resources with which to pay the rent called for herein, any proposed assignee must have as demonstrated to Landlord's satisfaction a net worth (as defined in accordance with generally accepted accounting principles consistently applied) at least as great as the net worth of Tenant on the date this Lease became effective increased by seven percent (7%), compounded annually, for each year from the Lease Commencement Date through the date of the proposed assignment. The financial condition and resources of Tenant were a material inducement to Landlord in entering into this Lease.

               (2) Any proposed assignee of this Lease must assume and agree to be personally bound by the terms, provisions, and covenants of this Lease.

     14.  DAMAGE TO PROPERTY.  Tenant shall neither hold nor attempt to hold
          ------------------
Landlord liable for any injury or damage, either proximate or remote, occurring through or caused by fire, water, steam, or any repairs, alterations, injury, accident, or any other cause to the Premises, to any furniture, fix-tures, Tenant improvements, or other personal property of Tenant kept or stored in the Premises, or in other parts of the Building Complex not herein demised, whether by reason of the negligence or default of the owners or occupants thereof or any other person or otherwise and the keeping or storing of all property of Tenant in the Building Complex and/or Premises shall be at the sole risk of Tenant. Tenant shall obtain and maintain throughout the term of this Lease "all risk" or "multi-peril" insurance on and for the full cost of replacement of all of Tenant's property and betterments in the Premises, including, without limitation all furniture, fixtures, personal property and all tenant finish in excess of Building Standard items.

     15.  INDEMNITY TO LANDLORD.
          ---------------------

          A. Tenant hereby agrees to indemnify, defend, and save Landlord harmless of and from all liability, loss, damages, costs, or expenses, including attorneys' fees, on account of injuries to the person or property of Landlord or of any other tenant in the Building Complex or to any other person rightfully in said Building Complex for any purpose whatsoever, where the injuries are caused by the negligence, misconduct or breach of this Lease by the Tenant, Tenant's agents, servants, or employees or of any other person entering upon the Premises under express or implied invitation of Tenant or where such injuries are the result of the violation of the provisions of this Lease by any of such persons. This indemnity shall survive termination or earlier expiration of this Lease.

          B. In addition to the above, Tenant shall obtain and maintain throughout the term of this Lease a commercial general liability policy, including protection against death, personal injury and property damage, issued by an insurance company qualified to do business in the State of Colorado with an AM Best rating of no less than A-, VII, with a single limit of not less than One Million Dollars ($1,000,000.00). All such policies shall name Landlord as an additional insured. Each such policy shall provide that the same may not be cancelled or modified without at least twenty (20) days' prior written notice to Landlord and any mortgagee (as defined in Paragraph 20). Prior to occupancy of the Premises, and thereafter from time to time, Tenant shall deliver certificates evidencing that such insurance, as required under Paragraph 14 above and this Paragraph 15, is in force and effect. The limits of said insurance shall not, under any circumstances, limit the liability of Tenant hereunder.

     16.  SURRENDER AND NOTICE.  Upon the expiration or other termination of the
          --------------------
term of this Lease, Tenant shall promptly quit and surrender to Landlord the Premises broom clean, in good order and condition, ordinary wear and tear and loss by fire or other casualty excepted unless due to the negligence of Tenant, and Tenant shall remove all of its movable furniture and other effects and such Alterations, as Landlord shall require Tenant to remove pursuant to Paragraph 11 hereof. In the event Tenant fails to vacate the Premises on a timely basis as required, Tenant shall be responsible to Landlord for all costs incurred by Landlord as a result of such failure, including, but not limited to, any amounts required to be paid to third parties who were to have occupied the Premises.

     17.  INSURANCE, CASUALTY, AND RESTORATION OF PREMISES.
          ------------------------------------------------

          A. Landlord shall maintain casualty insurance on the shell and core of the Building, on the Premises to the extent of the base tenant finish per the then-current standard allowance provided by Landlord to tenants in the Building therein and in the Building Complex, in such amounts, from such companies, and on such terms and conditions, including loss of rental insurance for such period of time as Landlord deems appropriate, from time to time.

          B. If the Premises or the Building shall be so damaged by fire or other casualty as to render the Premises wholly untenantable and if such damage shall be so great that a competent architect, in good standing, selected by Landlord shall certify in writing to Landlord and Tenant within sixty (60) days of said casualty that the Premises, with the exercise of reasonable diligence, cannot be made fit for occupancy within one hundred eighty (180) working days from the happening thereof, then this Lease shall cease and terminate from the date of the occurrence of such damage and Tenant shall thereupon surrender to Landlord the Premises and all interest therein hereunder and Landlord may reenter and take possession of the Premises and remove

Tenant therefrom. Tenant shall pay rent, duly apportioned, up to the time of such termination of this Lease. If, however, the damage shall be such that said architect shall certify within said sixty (60) day period that the Premises can be made tenantable within said one hundred eighty (180) day period, then, except as hereinafter provided, Landlord shall repair the damage so done (to the extent of the base tenant finish per the then-current standard allowance provided by Landlord to tenants in the Building) with all reasonable speed.

          C. If the Premises shall be slightly damaged by fire or other casualty, but not so as to render the same wholly untenantable or to require a repair period in excess of one hundred eighty (180) days, then, Landlord, after receiving notice in writing of the occurrence of the casualty, except as hereafter provided, shall cause the same to be repaired to the extent of the base tenant finish per the then-current standard allowance provided by Landlord to tenants in the Building with reasonable promptness. If the estimated repair period as established in accordance with the provisions of subparagraph B above exceeds one hundred eighty (180) days, then the provisions of subparagraph B shall control notwithstanding the fact that the Premises are not wholly untenantable.

          D. In case the Building throughout shall be so injured or damaged, whether by fire or otherwise (though said Premises may not be affected, or if affected, can be repaired within said one hundred eighty (180) days), that, within sixty (60) days after the happening of such injury, Landlord shall decide not to reconstruct or rebuild said Building, then, notwithstanding anything contained herein to the contrary, upon notice in writing to that effect given by Landlord to Tenant within said sixty (60) days, Tenant shall pay the rent, properly apportioned up to such date, this Lease shall terminate from the date of delivery of said written notice, and both parties hereto shall be freed and discharged of all further obligations hereunder.

          E. Landlord and Tenant hereby waive any and all rights of recovery against the other, their officers, agents, and employees occurring out of the use and occupancy of the Premises for loss or damage to their respective real and/or personal property arising as a result of a casualty or condemnation contemplated by this Paragraph 17. Each of the parties shall, upon obtaining the policies of insurance required by this Lease, notify the insurance carrier that the foregoing waiver is contained in this Lease and shall require such carrier to include an appropriate waiver of subrogation provision in the policies.

          F. Provided that the casualty is not the fault of Tenant, Tenant's agents, servants, or employees, Tenant's rent shall abate during any such period of repair and restoration, but only to the extent of any recovery by Landlord under its rental insurance related to the Premises in the same proportion that the part of the Premises rendered untenantable bears to the whole.

     18.  CONDEMNATION.  If the entire Premises or substantially all of the
          ------------
Premises or any portion of the Building Complex which shall render the Premises untenantable shall be taken by right of eminent domain or by condemnation or shall be conveyed in lieu of any such taking, then this Lease, at the option of either Landlord or Tenant exercised by either party giving notice to the other of such termination within thirty (30) days after such taking or conveyance, shall forthwith cease and terminate and the rent shall be duly apportioned as of the date of such taking or conveyance. Tenant thereupon shall surrender the Premises and all interest therein under this Lease to Landlord and Landlord may reenter and take possession of the Premises or remove Tenant therefrom. In the event less than all of the Premises shall be taken by such proceeding, Landlord shall promptly repair the Premises as nearly as possible to its condition immediately prior to said taking, unless Landlord elects not to reconstruct or rebuild as described in subparagraph D of Paragraph 17 above. In the event of any such taking or conveyance, Landlord shall receive the entire award or consideration for the portion of the Building so taken.

     19.  DEFAULT BY TENANT.
          -----------------

          A. Each one of the following events is herein referred to as an "Event of Default":

               (1) Any failure by Tenant to pay the rent or any other monetary sums required to be paid hereunder on the date such sums are due shall be deemed as default. Notwithstanding the foregoing, Tenant may cure a default under this provision at any time prior to five (5) business days after written notice of such default is given by Landlord exercising its remedies as to such default under this Lease; provided, however, Tenant shall not be entitled to more than two (2) notices of a delinquency in payment during any calendar year and, if thereafter during such calendar year any rent or other amounts owing hereunder are not paid when due, an Event of Default shall be deemed to have occurred immediately even though no notice thereof is given;

               (2)  Tenant shall vacate or abandon the Premises;

               (3) This Lease or the estate of Tenant hereunder shall be transferred to or shall pass to or devolve upon any other person or party except in the manner set forth in Paragraph 13;

               (4) This Lease or the Premises or any part thereof shall be taken upon execution or by other process of law directed against Tenant or shall be taken upon or subject to any attachment at the instance of any creditor of or claimant against Tenant and said attachment shall not be discharged or disposed of within fifteen (15) days after the levy thereof;

               (5) The filing of any petition or the commencement of any case or proceeding by the Tenant under any provision or chapter of the Federal Bankruptcy Act, the Federal Bankruptcy Code, or any other federal or state law relating to insolvency, bankruptcy, or reorganization or the adjudication that the Tenant is insolvent or bankrupt or the entry of an order for relief under the Federal Bankruptcy Code with respect to Tenant;

               (6) The filing of any petition or the commencement of any case or proceeding described in subparagraph (5) above against the Tenant, unless such petition and all proceedings initiated thereby are dismissed within sixty
(60) days from the date of such filing; the filing of an answer by Tenant admitting the allegations of any such petition; the appointment of or taking possession by a custodian, trustee or receiver for all or any assets of the Tenant, unless such appointment is vacated or dismissed within sixty (60) days from the date of such appointment;

               (7) The insolvency of the Tenant or the execution by the Tenant of an assignment for the benefit of creditors; the convening by Tenant of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts; or the failure of the Tenant generally to pay its debts as they mature;

               (8) The admission in writing by Tenant, or any partner of Tenant if Tenant is a partnership, that he is unable to pay his debts as they mature or he is generally not paying his debts as they mature;

               (9) Tenant shall fail to take possession of the Premises on the date the Primary Lease Term commences;

               (10) Tenant shall fail to perform any of the other agreements terms, covenants, or conditions hereof on Tenant's part to be performed and such non-performance shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant or, if such performance cannot be reasonably had within such thirty (30) day period, Tenant shall not in good faith have commenced such performance within such thirty (30) day period and shall not diligently proceed therewith to completion; provided, however, if Tenant fails to perform any of the other agreements, covenants or conditions hereof repeatedly during the term of this Lease, Tenant shall no longer have the opportunity to cure any subsequent failure and an Event of Default shall be deemed to have occurred immediately upon such failure.

          B.   Remedies of Landlord.  If any one or more Event of Default shall
               --------------------
happen, then Landlord shall have the right at Landlord's election, then or at any time thereafter, either:

               (1) (a) Without demand or notice, to reenter and take possession of the Premises or any part thereof and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant and remove the effects of both or either, without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of rent or preceding breach of covenants or conditions. Should Landlord elect to reenter, as provided in this subparagraph (1), or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may, from time to time, without terminating this Lease, relet the Premises or any part thereof, either alone or in conjunction with other portions of the Building of which the Premises are a part, in Landlord's or Tenant's name but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions and upon such other terms (which may include concessions of free rent and alteration and repair of the Premises) as Landlord, in its uncontrolled discretion, may determine and Landlord may collect and receive the rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Premises, or any part thereof, or for any failure to collect any rent due upon such reletting. No such reentry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any such reentry and/or reletting to exercise its right to terminate this Lease by giving Tenant such written notice, in which event the Lease will terminate as specified in said notice.

               (b) If Landlord elects to take possession of the Premises as provided in this subparagraph (1) without terminating the Lease, Tenant shall pay to Landlord (i) the rent and other sums as herein provided, which would be payable hereunder if such repossession had not occurred, less (ii) the net proceeds, if any, of any reletting of the Premises after deducting all of Landlord's expenses incurred in connection with such reletting, including, but without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, expenses of employees, alteration, remodeling, and repair costs and expenses of preparation for such reletting. If, in connection with any reletting, the new lease term extends beyond the existing term or the premises covered thereby include other premises not part of the Premises, a fair apportionment of the rent received from such reletting and the expenses incurred in connection therewith, as provided aforesaid, will be made in determining the net proceeds received from such reletting. In addition, in determining the net proceeds from such reletting, any rent concessions will be apportioned over the term of the new lease. Tenant shall pay such amounts to Landlord monthly on the days on which the rent and all other amounts owing hereunder would have been payable if possession had not been retaken and Landlord shall be entitled to receive the same from Tenant on each such day; or

               (2) To give Tenant written notice of intention to terminate this Lease on the date of such given notice or on any later date specified therein and, on the date specified in such notice, Tenant's right to possession of the Premises shall cease and the Lease shall thereupon be terminated, except as to Tenant's liability hereunder as hereinafter provided, as if the expiration of the term fixed in such notice were the end of the term herein originally demised. In the event this Lease is terminated pursuant to the provisions of this subparagraph (2), Tenant shall remain liable to Landlord for damages in an amount equal to the rent and other sums which would have been owing by Tenant hereunder for the balance of the term had this Lease not been terminated less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to such termination, after deducting all Landlord's expenses in connection with such reletting, including, but without limitation, the expenses enumerated above. Landlord shall be entitled to collect such damages from Tenant monthly on the days on which the rent and other amounts would have been payable hereunder if this Lease had not been terminated and Landlord shall be entitled to receive the same from Tenant on each such day. Alternatively, at the option of Landlord, in the event this Lease is terminated, Landlord shall be entitled to recover forthwith against Tenant as damages for loss of the bargain and not as a penalty an amount equal to the worth at the time of termination of the excess, if any, of the amount of rent reserved in this Lease for the balance of the term hereof over the then Reasonable Rental Value of the Premises for the same period plus all amounts incurred by Landlord in order to obtain possession of the Premises and relet the same, including attorneys' fees, reletting expenses, alterations and repair costs, brokerage commissions and all other like amounts. It is agreed that the "Reasonable Rental Value" shall be the amount of rental which Landlord can obtain as rent for the remaining balance of the term.

          C.   Cumulative Remedies.  Suit or suits for the recovery of the rents
               -------------------
and other amounts and damages set forth hereinabove may be brought by Landlord, from time to time, at Landlord's election, and nothing herein shall be deemed to require Landlord to await the date whereon this Lease or the term hereof would have expired had there been no such default by Tenant or no such termination, as the case may be. Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, including, but not limited to, suits for injunctive relief and specific performance. The exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. All such rights and remedies shall be considered cumulative and non-exclusive. All costs incurred by Landlord in connection with collecting any rent or other amount and damages owing by Tenant pursuant to the provisions of this Lease, or to enforce any provision of this Lease, shall also be recoverable by Landlord from Tenant. Further, if an action is brought pursuant to the terms and provisions of the Lease, the prevailing party in such action shall be entitled to recover from the other party any and all reasonable attorneys' fees incurred by such prevailing party in connection with such action.

          D.   No Waiver.  No failure by Landlord to insist upon the strict
               ---------
performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof and no acceptance of full or partial rent during the continuance of any such breach shall constitute a waiver of any such breach or of such agreement, term, covenant, or condition.
No agreement, term, covenant, or condition hereof to be performed or complied with by Tenant and no breach thereof shall be waived, altered, or modified, except by written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease but each and every agreement, term, covenant, and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. Notwithstanding any termination of this Lease, the same shall continue in force and effect as to any provisions which require observance or performance by Landlord or Tenant subsequent to such termination.

          E.   Bankruptcy.  Nothing contained in this Paragraph 19 shall limit
               ----------
or prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization, or dissolution proceeding an amount equal to the maximum allowed by any statute or rule of law governing such a proceeding and in effect at the time when such damages are to be proved, whether or not such amount be greater, equal to, or less than the amounts recoverable, either as damages or rent, referred to in any of the preceding provisions of this Paragraph. Notwithstanding anything contained in this Paragraph to the contrary, any such proceeding or action involving bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, or appointment of a receiver or trustee, as set forth above, shall be considered to be an Event of Default only when such proceeding, action, or remedy shall be taken or brought by or against the then holder of the leasehold estate under this Lease.

          F.   Late Payment Charge.  Any rents or other amounts owing hereunder
               -------------------
which are not paid within five (5) days after the date they are due shall thereafter bear interest at the rate of three percentage points over the Prime Rate then being charged by Wells Fargo Bank, N.A., or its successor, to its most credit-worthy customers on an unsecured basis for short term loans (the "Prime Rate") or the highest rate permitted by applicable usury law, whichever is lower, until paid. Further, in the event any rents or other amounts owing hereunder are not paid within five (5) days after written notice, Landlord and Tenant agree that Landlord will incur additional administrative expenses, the amount of which will be difficult if not impossible to determine. Accordingly, Tenant shall pay to Landlord an additional, one-time late charge for any such late payment in the amount of five percent (5%) of such payment. Any amounts paid by Landlord to cure any defaults of Tenant hereunder, which Landlord shall have the right but not the obligation to do, shall, if not repaid by Tenant within five (5) days of demand by Landlord, thereafter bear interest at the rate of three percentage points over the Prime Rate or the highest rate permitted by applicable usury law, whichever is lower, until paid.

          G.   Waiver of Jury Trial.  Tenant and Landlord hereby waive (to the
               --------------------
extent allowed by law) any and all rights to a trial by jury in suit or suits brought to enforce any provision of this Lease or arising out of or concerning the provisions of this Lease.

     20.  DEFAULT BY LANDLORD.  In the event of any alleged default on the part
          -------------------
of Landlord hereunder, Tenant shall give written notice to Landlord in the manner herein set forth and shall afford Landlord a reasonable opportunity to cure any such default. Notice to Landlord of any such alleged default shall be ineffective unless notice is simultaneously delivered to any holder of a Mortgage and/or Trust Deed affecting all or any portion of the Building Complex ("Mortgagees"), as hereafter provided. Tenant agrees to give all Mortgagees, by certified mail, return receipt requested, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified, in writing (by way of notice of Assignment of Rents and Leases, or otherwise), of the address of such Mortgagees. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagees shall have an additional thirty (30) days within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary, if, within such thirty (30) days, any Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued. In no event will Landlord or any Mortgagee be responsible for any consequential damages incurred by Tenant as a result of any default, including, but not limited to, lost profits or interruption of business as a result of any alleged default by Landlord hereunder.

     21.  SUBORDINATION AND ATTORNMENT.
          ----------------------------

          A. This Lease, at Landlord's option, shall be subordinate to any mortgage or deed of trust (now or hereafter placed upon the Building Complex, or any portion thereof), including any amendment, modification, or restatement of any of such documents, and to any and all advances made under any mortgage or deed of trust and to all renewals, modifications, consolidations, replacements, and extensions thereof. Tenant agrees that with respect to any of the foregoing documents, no documentation, other than this Lease, shall be required to evidence such subordination.

          B. If any holder of a mortgage or deed of trust shall elect to have this Lease superior to the lien of the holder's mortgage or deed of trust and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage or deed of trust, whether this Lease is dated prior or subsequent to the date of said mortgage or deed of trust or the date of recording thereof.

          C. In confirmation of such subordination or superior position, as the case may be, Tenant agrees to execute such documents as may be required by Landlord or its Mortgagee to evidence the subordination of its interest herein to any of the documents described above, or to evidence that this Lease is prior to the lien of any mortgage or deed of trust, as the case may be, and failing to do so within ten (10) days after written demand, Tenant does hereby make, constitute, and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place, and stead, to do so.

          D. Tenant hereby agrees to attorn to all successor owners of the Building Complex, whether or not such ownership is acquired as a result of a sale, through foreclosure of a deed of trust or mortgage, or otherwise.

     22.  REMOVAL OF TENANT'S PROPERTY.
          ----------------------------

          A. All movable furniture and personal effects of Tenant not removed from the Premises upon the vacation or abandonment thereof or upon the termination of this Lease for any cause whatsoever shall conclusively be deemed to have been abandoned and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant or any other person and without obligation to account therefor and Tenant shall pay Landlord all expenses incurred in connection with the disposition of such property.

          B. Subject to any prior purchase money security interests granted by Tenant, Tenant hereby conveys to Landlord all of Tenant's property situated on the Premises as security for the payment of all rents and other amounts due or to become due hereunder, and Tenant shall execute such documents as Landlord may reasonably require to evidence and perfect Landlord's security interest therein. For this purpose, this Lease shall be considered to be a security agreement covering such personal property and Landlord, upon the occurrence of an Event of Default under Paragraph 19 hereof, may exercise any rights of a secured party under the Uniform Commercial Code of the State of Colorado. Such security interest shall be prior and superior to any other security interest except a purchase money security interest. Tenant's property shall not be removed from the Premises without the consent of Landlord, except to the extent such property is replaced with an item of equal or greater value (and Landlord's security interest shall extend to such replacements and to the proceeds of all such property).

     23.  HOLDING OVER: TENANCY MONTH-TO-MONTH.  If, after the expiration of
          ------------------------------------
this Lease, Tenant shall remain in possession of the Premises and continue to pay rent, and Landlord shall accept such rent, without any express written agreement as to such holding over, then such holding over shall be deemed and taken to be a holding upon a tenancy from month-to-month, subject to all the terms and conditions hereof on the part of Tenant to be observed and performed and at a monthly rent equivalent to two hundred percent (200%) of the monthly installments paid by Tenant immediately prior to such expiration or the Current Market Rental Rate for the Premises, whichever is greater. All such rent shall be payable in advance on the same day of each calendar month. Such month-to-month tenancy may be terminated by either party upon ten (10) days' notice prior to the end of any such monthly period. Nothing contained herein shall be construed as obligating Landlord to accept any rental tendered by Tenant after the expiration of the term hereof or as relieving Tenant of its liability pursuant to Paragraph 16 and any holdover without Landlord's consent shall be deemed a default hereunder entitling Landlord to all of its rights and remedies set forth in Paragraph 19 above, including, without limitation, its right to recover consequential damages resulting from said holdover.

     24.  PAYMENTS AFTER TERMINATION.  No payments of money by Tenant to
          --------------------------
Landlord after the termination of this Lease, in any manner, or after giving of any notice (other than a demand for payment of money) by Landlord to Tenant shall reinstate, continue, or extend the term of this Lease or affect any notice given to Tenant prior to the payment of such money, it being agreed that after the service of notice or the commencement of a suit or other final judgment granting Landlord possession of the Premises, Landlord may receive and collect any sums of rent due or any other sums of money due under the terms of this Lease or otherwise exercise Landlord's rights and remedies hereunder and the payment of such sums of money, whether as rent or otherwise, shall not waive said notice or in any manner affect any pending suit or judgment theretofore obtained.

     25.  STATEMENT OF PERFORMANCE.  Tenant agrees at any time and from time to
          ------------------------
time, upon not less than ten (10) days' prior written request by Landlord, to execute, acknowledge, and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), that there have been no defaults thereunder by Landlord or Tenant (or, if there have been defaults, setting forth the nature thereof), the date to which the rent and other charges have been paid in advance, if any, and such other information as Landlord may request. It is intended that any such statement delivered pursuant to this Paragraph may be relied upon by any prospective purchaser of all or any portion of Landlord's interest herein or a holder of any mortgage or deed of trust encumbering the Building Complex. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that: (i) this Lease is in full force and effect, without modification except as may be represented by Landlord; (ii) there are no uncured defaults in Landlord's performance; and (iii) not more than one (1) month's rent has been paid in advance. Further, upon request, Tenant will supply to Landlord a corporate or partnership resolution, as the case may be, certifying that the party signing said statement of Tenant is properly authorized to do so.

     26.  MISCELLANEOUS.
          -------------

          A. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners of the Building Complex at the time in question and, in the event of any transfer or transfers of the title thereto, Landlord herein named (and in the case of any subsequent transfers or conveyances, the then grantor) shall be automatically released, from and after the date of such transfer or conveyance, of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer in which Tenant has an interest shall be turned over to the grantee and any amount then due and payable to Tenant by Landlord or the then grantor under any provisions of this Lease shall be paid to Tenant.

          B. The termination or mutual cancellation of this Lease shall not work a merger, and such termination or mutual cancellation shall, at the option of Landlord, either terminate all subleases and subtenancies or operate as an assignment to Landlord of any or all such subleases or subtenancies.

          C. The Tenant agrees that, for the purposes of completing or making repairs or alterations in any portion of the Building, Landlord may use one or more of the street entrances, the halls, passageways, and elevators of the Building.

          D. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant shall not be entitled to any setoff of the rent or other amounts owing hereunder against Landlord if Landlord fails to perform its obligations set forth herein; provided, however, the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord and any holder of a mortgage or deed of trust covering the Building Complex or any portion thereof and an opportunity granted to Landlord and such holder to correct such violation as provided in Paragraph 20 above.

          E. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws effective during the term of this Lease, then and in that event it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid, or unenforceable there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

          F. The caption of each paragraph is added as a matter of convenience only and shall be considered of no effect in the construction of any provision or provisions of this Lease.

          G. Except as herein specifically set forth, all terms, conditions, and covenants to be observed and performed by the parties hereto shall be applicable to and binding upon their respective heirs, administrators, executors, and assigns. The terms, conditions, and covenants hereof shall also be considered to be covenants running with the land to the fullest extent permitted by law.

          H. Tenant and the party executing this Lease on behalf of Tenant represent to Landlord that such party is authorized to do so by requisite action of the board of directors or partners, as the case may be, and agree, upon request, to deliver to Landlord a resolution or similar document or opinion of counsel to that effect.

          I. If there are more than one entity or person which or who are the Tenant under this Lease, the obligations imposed upon Tenant under this Lease shall be joint and several.

          J. No act or thing done by Landlord or Landlord's agents during the term hereof, including, but not limited to, any agreement to accept surrender of the Premises or to amend or modify this Lease, shall be deemed to be binding on Landlord, unless such act or thing shall be by a partner or officer of Landlord, as the case may be, or a party designated in writing by Landlord as so authorized to act. The delivery of keys to Landlord, or Landlord's agents, employees, or officers shall not operate as a termination of this Lease or a surrender of the Premises. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent and all other amounts owing, as herein stipulated, shall be deemed to be other than on account of the earliest stipulated rent or other amounts nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy available to Landlord.

          K. Landlord shall have the right at any time to change the name of the Building, to increase the size of the Building Complex by adding additional real property thereto, to construct other buildings or improvements on any portion of the Building Complex or to change the location and/or character of or to make alterations of or additions to the Building Complex. In the event any such additional buildings are constructed or Landlord increases the size of the Building Complex, Landlord and Tenant shall execute an Amendment to Lease which incorporates such modifications, additions, and adjustments to Tenant's Pro Rata Share, if necessary. Tenant shall not use the Building's name for any purpose other than as a part of its business address. Any use of such name in the designation of Tenant's business shall constitute a default under this Lease.

          L. Tenant covenants and agrees that no diminution of light, air, or view of or from the Building or any other -building (whether or not constructed or owned by Landlord) shall entitle Tenant to any reduction of rent or other charges under this Lease, result in any liability of Landlord to Tenant, or in any way affect this Lease or Tenant's obligations hereunder.

          M. Notwithstanding anything to the contrary contained herein, Landlord's liability under this Lease shall be limited to Landlord's interest in the Building Complex.

          N. Tenant acknowledges and agrees that it has not relied upon any statements, representations, agreements, or warranties by Landlord, its agents or employees, except such as are expressed herein and that no amendment or modification of this Lease shall be valid or binding unless expressed in writing and executed by the parties hereto in the same manner as the execution of this Lease.

          O. Tenant agrees to make such modification and amendments of this Lease as may hereafter be required to conform to any lender's requirements, so long as such modifications or amendments will not increase Tenant's obligations hereunder or materially alter its rights as set forth herein.

          P. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

     27.  AUTHORITIES FOR ACTION AND NOTICE.
          ---------------------------------

          A. Except as herein otherwise provided, Landlord may act in any manner provided for herein by and through Landlord's Building Manager or any other person who shall from time to time be designated in writing.

          B. All notices, demands, statements or communications required or permitted to be given to Landlord hereunder shall be in writing and shall be deemed duly served when delivered personally to any officer of Landlord (or a partner of Landlord if Landlord is a partnership or to Landlord individually if Landlord is a sole proprietor) or manager of Landlord whose principal office is in the Building, or when deposited in the United States mail, postage prepaid, certified or registered, return receipt requested, addressed to Landlord at Landlord's principal office in the Building or at the most recent address of which Landlord has notified Tenant in writing. All notices, demands, statements or communications required to be given to Tenant hereunder shall be in writing and shall be deemed duly served when delivered personally to any officer of Tenant (or a partner of Tenant if Tenant is a partnership or to Tenant individually if Tenant is a sole proprietor) or manager of Tenant whose office is in the Building, when deposited in the United States mail, postage prepaid, certified or registered, return receipt requested, addressed to Tenant at the Premises, or, prior to Tenant's taking possession of the Premises, to the address known to Landlord as Tenant's principal office address. Either party shall have the right to designate in writing, served as above provided, a different address to which notice is to be mailed. The foregoing shall in no event prohibit notice from being given as provided in Rule 4 of Colorado Rules of Civil Procedure, as the same may be amended from time to time.

     28.  RULES AND REGULATIONS.  It is further agreed that the rules and
          ---------------------
regulations set forth on Exhibit D attached hereto shall be and are hereby made a part of this Lease and Tenant agrees that Tenant's employees and agents or any others permitted by Tenant to occupy or enter the Premises will at all times abide by said rules and regulations. A breach of any of such rules or regulations shall be deemed an Event of Default under this Lease and Landlord shall have all remedies as set forth in Paragraph 19 hereof.

     29.  PARKING.  Landlord agrees to make available to Tenant one (1) in and
          -------
out non-assigned parking space per 1,000 rentable square feet of the Premises in the parking facilities (parking lot or parking structure) made available by Landlord for use by tenants in the Building, in Denver, Colorado, at the current rate charged for such spaces from time to time, and Tenant shall pay the going monthly building rate for all such spaces it elects to lease. Tenant shall notify Landlord in writing prior to the commencement date of the Primary Lease Term of Tenant's acceptance of all or any portion of the spaces so offered, and Landlord agrees to make the same available to Tenant within thirty (30) days following the commencement date of the Primary Lease Term. Any parking space offered by Landlord which is not accepted by Tenant as of the commencement date of the Primary Lease Term or leased continuously during the term of this Lease, shall be forfeited for the balance of the Primary Lease Term, including any extensions hereof. The number of parking spaces which Tenant elects to lease pursuant to the terms of this Paragraph shall be evidenced on the Commencement Certificate attached hereto as Exhibit C to be signed by Landlord and Tenant. Tenant shall receive one bill monthly for all spaces leased by it hereunder and Tenant shall pay for all spaces in one lump payment directly to Landlord. The right granted to Tenant herein to use said parking spaces shall be deemed a license only and Landlord's inability to make such spaces available at any time during the term of the Lease for reasons beyond Landlord's reasonable control shall not be deemed a material breach by Landlord of any of its obligations under the Lease. The abatement of Tenant's obligation to pay for such spaces during any period the same are unavailable shall constitute Tenant's sole remedy in the event of such unavailability. If at any time during the term hereof Tenant fails to timely make payment of parking rental due hereunder, Tenant shall forfeit its rights to all parking spaces granted hereunder.

     30.  SUBSTITUTE PREMISES.  At any time during the Primary Lease Term, or
          -------------------
any extension thereof, Landlord shall have the right upon thirty (30) days, prior written notice to Tenant to substitute other substantially comparable space within the Building, including substantially comparable tenant finish, for the Premises (the "Substitute Premises"). Tenant shall relocate to the Substitute Premises on the date set forth in Landlord's notice (to occur no sooner than thirty (30) days after receipt by Tenant of said notice). Landlord agrees to pay all reasonable expenses incurred by Tenant to move its furniture, fixtures, and equipment to the Substitute Premises. The suite number designation and Exhibit A shall be deemed revised to reflect the description of the Substitute Premises. Except for such revisions, the terms and provisions of the Lease shall be applicable to the Substitute Premises and the Substitute Premises shall be deemed to be the Premises under the Lease.

     31.  BROKERAGE.  Tenant hereby represents and warrants that Tenant has not
          ---------
employed any broker in regard to this Lease and that Tenant has no knowledge of any broker being instrumental in bringing about this Lease transaction except Cushman & Wakefield of Colorado, Inc., a Colorado corporation ("Cushman"), which has acted as Landlord's leasing agent. Tenant shall indemnify Landlord against any expense incurred by Landlord as a result of any claim for brokerage or other commissions made by any other broker, finder, or agent, whether or not meritorious, employed by Tenant or claiming by, through, or under Tenant. Tenant acknowledges that Landlord shall not be liable for any representations by Cushman regarding the Premises, Building, or this lease transaction.

     32.  ERISA. Tenant represents as follows:
          -----

          A. Neither Tenant nor any of its affiliates (within the meaning of Part V(c) of Prohibited Transaction Exemption 84-14, 49 Fed.Reg. 9494 (1984), as amended ("PTE 84-14")) has, or during the immediately preceding year has, exercised authority to:

               (1) appoint or terminate the Prudential Insurance Company of America or Prudential Real Estate Investors ("Prudential") as investment manager over assets of any employee benefit plan invested in Landlord; or

               (2) negotiate the terms of a management agreement with Prudential on behalf of any such plan;

          B. Tenant is not a "related party" of Prudential (as defined in Part V(h) of PTE 84-14);

          C. Tenant has negotiated and determined the terms of this Lease at arm's length, as such terms would be negotiated and determined by Tenant with unrelated parties; and

          D. Tenant is not an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") , a "plan" as defined in Section 4965 (e) (1) of the Internal Revenue Code of 1986, as amended (the "Code") or any entity deemed to hold "plan assets" within the meaning of 29 C.P.R. (S)2510.3-101 of any such employee benefit plan or plan.

     33.  TIME OF ESSENCE. Time is of the essence herein.
          ---------------

     IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed on the dates below their respective signatures. This Lease shall be deemed effective upon delivery of a fully executed copy hereof to Tenant by Landlord. Landlord and Tenant, by execution hereof, agree that the day and year first above written shall be used for reference purposes only and shall not be deemed the effective date hereof.

SUSTAIN TECHNOLOGIES, INC., a               THE PRUDENTIAL INSURANCE COMPANY OF
 Virginia corporation                       AMERICA, a New Jersey corporation

                                            By  Cushman & Wakefield of Colorado,
By: /s/ Gerald L. Salzman                       Inc., a Colorado corporation,
   ---------------------------------            Authorized Agent
Title: President
      ------------------------------
Date: 8/10/99                                    By:   ILLEGIBLE
     -------------------------------                ----------------------------
                                                             Director
               "Tenant"                          Date:               8/26/99
                                                      --------------------------

                                                           "Landlord"

                                     RIDER
                                     -----

     THIS RIDER is to that certain lease agreement (the "Lease"), by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Landlord") and SUSTAIN TECHNOLOGIES, INC., a Virginia corporation ("Tenant") with respect to approximately 9,435 rentable square feet of space being a part of the Building. All capitalized terms not otherwise defined herein have the same meaning as in the Lease. In the event of any conflict between the terms and provisions of the Lease and the terms and provisions of this Rider, the terms and provisions of this Rider shall control.

     1. Tenant may elect to terminate this Lease ("Termination Option") effective as of the last day of the 36th month of the Primary Lease Term (the "Early Termination Date"), by giving Landlord written notice ("Tenant's Notice") on or before the last day of the 27th month of the Primary Lease Term, provided that: (1) on or before the Early Termination Date, Tenant has paid Landlord all amounts due and owing under the Lease; and (2) Tenant pays to Landlord concurrently with Tenant's Notice a termination fee equal to: (i) $73,565.00, plus (ii) $63,190.92 (representing 3 months' Base Rent), plus (iii) 3 months' then estimated payments of increases in Operating Expenses. Tenant's right to exercise the Termination Option is conditioned on: (i) Tenant not being in default at the time of exercise of the Termination Option or on the Early Termination Date; and (ii) Tenant not having subleased or vacated more than 25% of the Premises or assigned its interest under the Lease as of the date of exercise of the Termination Option or on the Early Termination Date. If the Termination Option is timely exercised, Tenant will deliver possession of the Premises to Landlord on the Early Termination Date in accordance with the terms of the Lease and all other terms and provisions will apply as if the Lease had expired according to its terms, including Tenant's obligation for payment of any increases in Operating Expenses attributable to periods prior to the Early Termination Date at such time as such obligation is determined. If Tenant fails to timely give notice, Tenant will be deemed to have waived its right to terminate under this Paragraph, Tenant's right to terminate the Lease pursuant to this Paragraph is personal to Tenant and may not be assigned. In the event of an assignment of the Lease or a subletting or vacation of more than 25% of the Premises, this Paragraph is null and void, except if such sublease was to Daily Journal Corporation.

     IN WITNESS WHEREOF, the parties hereto execute this Rider.

SUSTAIN TECHNOLOGIES, INC., a               THE PRUDENTIAL INSURANCE COMPANY OF
 Virginia corporation                       AMERICA, a New Jersey corporation

                                            By  Cushman & Wakefield of Colorado,
By: /s/ Gerald L. Salzman                       Inc., a Colorado corporation,
   -------------------------------              Authorized Agent
Print Name:           Salfman
           -----------------------          By:  /s/ ILLEGIBLE
Print Title: President                         ---------------------------------
            ----------------------             Director
                                            Date:        8/26/99
ATTEST:                                          -------------------------------

                                                        "Landlord"
By: ______________________________
Print Name: ______________________
Print Title:______________________

               "Tenant"

                                   EXHIBIT A

                           [FLOOR PLAN APPEARS HERE]

                                   EXHIBIT B

                               717 - 17TH STREET

                               LEGAL DESCRIPTION
                               -----------------

That part of Lot 8, Lots 9 to 19, and part of Lots 20 to 25, together with the vacated alley adjacent to said Lots, all in Block 141, EAST DENVER, the plat of which is recorded in Plat Book 1, Page 1, City and County of Denver, State of Colorado, more particularly described as follows:

BEGINNING at the South corner of said Block 141;

thence Northwesterly along the Southwesterly line of said Block, 266.50 feet to the West corner of said Block;

thence Northeasterly along the Northwesterly line of said Block, 214.10 feet to a point;

thence Southeasterly on a deflection angle to the right of 9000'00" a distance of 184.17 feet;

thence Southwesterly on a deflection angle to the right of 9000'00" a distance of 131.20 feet;

thence Southeasterly on a deflection angle to the left of 9000'00", a distance of 82.33 feet to the Southeasterly line of said block;

thence Southwesterly along said Southeasterly line, 82.80 feet to the Point of Beginning; except the following described parcel:

The Westerly 42.92 feet of Lots 21 and 22,
Block 141,
EAST DENVER;
TOGETHER WITH the Southeasterly 1/2 of the portion of the vacated alley adjoining the Westerly 42.92 feet of said Lots 21 and 22, City and County of Denver, State of Colorado

                               EXHIBIT C TO LEASE

                            COMMENCEMENT CERTIFICATE





                           ____________________, 19__


SUSTAIN TECHNOLOGIES, INC.
_____________________________
_____________________________
_____________________________

RE: Lease dated as of the ____ day of ____________, ____ (the "Lease"), by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation, as Landlord, and SUSTAIN TECHNOLOGIES, INC., a Virginia corporation, as Tenant, pertaining to approximately 9,435 rentable square feet of space located in Suite 2710 (the "Premises") of the building known as Johns Manville (the "Building") located at 717 - 17th Street, Denver, Colorado.

Dear Tenant:

     With regard to the referenced Lease, Landlord and Tenant acknowledge the following:

     1. Any remodeling or tenant finish in the Building or Premises required to be constructed and finished by Landlord in accordance with the Work Letter, if any, has been satisfactorily completed by Landlord and the Premises have been delivered to and accepted by Tenant on ________________.

     2. In accordance with the provisions of Paragraph 4.B of the Lease, the term of the Lease shall commence at 12:01 a.m., on ________________, and expire at 12:00 midnight on _______________.

     3. In accordance with the provisions of the Lease, Tenant's obligation for the payment of rent under the Lease commenced on ________________. Accordingly, Base Rent due under the Lease shall be as follows:

                Period                                Base Rent Due
                ------                                -------------



     4. In accordance with the provisions of Paragraph 15, attached is a certificate of insurance evidencing that Tenant is carrying insurance required under Paragraphs 14 and 15 of the Lease.

     5. Tenant has accepted for its use _________ parking spaces of the total parking spaces offered by Landlord pursuant to the provisions of Paragraph 29 of the Lease. The rental for such parking spaces as set forth in said Paragraph 29 shall be payable in addition to the rent referred to above. Tenant shall have no further rights under the Lease to any parking spaces. If Tenant later desires to use any additional parking spaces, Landlord will work with Tenant to make such additional spaces available on a month-to-month basis.





Page 2


     Monthly rental statements will be forwarded to you, along with a return envelope addressed to the banking institution of the office of the Building. In accordance with your Lease, the rental payments, payable to Cushman & Wakefield of Colorado, Inc., a Colorado corporation, are due and payable on the first day of each month. Monthly statements may reflect special charges, such as keys, locks, directory strips, work order requests and other services provided by the property management. Please use the return envelope included with your statement for transmittal of your rental payment.

     Please acknowledge the foregoing by having an authorized officer sign in the space provided below and return to our office.

                                            THE PRUDENTIAL INSURANCE COMPANY OF
                                            AMERICA, a New Jersey corporation

                                            By  Cushman & Wakefield of Colorado,
                                                Inc., a Colorado corporation,
                                                Authorized Agent

                                                By: __________________________
                                                    Director

                                                       "Landlord"
THE PROVISIONS OF THE FOREGOING
COMMENCEMENT CERTIFICATE ARE HEREBY
ACKNOWLEDGED:

SUSTAIN TECHNOLOGIES, INC., Virginia
corporation

By: ________________________________

Title: ______________________________

Date: ______________________________

               "Tenant"

                              EXHIBIT D TO LEASE

                             RULES AND REGULATIONS

     1. The sidewalks, entries, passages, corridors, stairways, and elevators of the Building Complex shall not be obstructed by Tenant or Tenant's agents or employees or used for any purpose other than ingress and egress to and from the Premises, it being understood and agreed that such access may be obtained only via the elevators in the lobby of the Building.

     2. Furniture, equipment, or supplies will be moved in or out of the Building only upon the elevator designated by Landlord and then only during such hours and in such manner as may be reasonably prescribed by Landlord. The Landlord shall have the right to approve or disapprove the movers or moving company employed by Tenant and Tenant shall cause said movers to use only the loading facilities and elevator designated by Landlord. In the event Tenant's movers damage the elevator or any part of the Building, Tenant shall forthwith pay to Landlord the amount required to repair said damage.

     3. No safe or article, the weight of which may, in the reasonable opinion of Landlord, constitute a hazard or damage to the Building or the Building's equipment, shall be moved into the Premises. Safes and other equipment, the weight of which is not excessive, shall be moved into, from, or about the Building only during such hours and in such manner as shall be prescribed by Landlord and Landlord shall have the right to designate the location of such articles in the Premises.

     4. No sign, advertisement, or notice shall be inscribed, painted, or affixed on any part of the inside or outside of the Building unless of such color, size, and style and in such place upon or in the Building as shall be first designated by Landlord in writing but there shall be no obligation or duty on Landlord to allow any sign, advertisement or notice to be inscribed, painted, or affixed on any part of the inside or outside of the Building A directory in a conspicuous place, with names of tenants, not to exceed one (1) name per one thousand (1,000) Rentable Square Feet of space contained in their respective premises, will be provided by Landlord. Any necessary revision in the directory will be made by Landlord at Tenant's expense within a reasonable time after notice from Tenant of the change making the revision necessary. No furniture shall be placed in front of the Building or in any lobby or corridor of the Building (whether included wholly within the Premises, or otherwise) , without the prior written consent of Landlord, Landlord shall have the right to remove all non-permitted signs and furniture, without notice to Tenant, at the expense of Tenant.

     5. Tenant shall not do or permit anything to be done in the Premises or bring or keep anything therein which would in any way increase the rate of fire insurance on the Building or on property kept therein, constitute a nuisance or waste, obstruct or interfere with the rights of other tenants or in any way injure or annoy them, or conflict with the laws relating to fire or with any regulations of the fire department, fire insurance underwriters, or with any insurance policy upon the Building or any part thereof, or conflict with any of the rules or ordinances of the Department of Health of the City and County where the Building is located.

     6. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning or taking care of the Premises, without the prior written consent of Landlord. Landlord shall be in no way responsible to Tenant for any loss of property from the Premises, however occurring, or for any damage done to Tenant's furniture or equipment by the janitor or any of the janitor's staff or by any other person or persons whomsoever. The janitor of the Building may at all times keep a passkey and other agents of Landlord shall at all times be allowed admittance to the Premises.

     7. Water closets and other water fixtures shall not be used for any purpose other than that for which they were intended and any damage resulting to them from misuse on the part of Tenant or Tenant's agents or employees shall be paid for by Tenant. No person shall waste water by tying back or wedging the faucets or in any other manner.

     8. No animals, other than guide dogs for the disabled, shall be allowed in the offices, halls, corridors, and elevators in the Building. No person shall disturb the occupants of the Building or adjoining buildings or premises by the use of any radio, sound equipment, or musical instrument or by the making of loud or improper noises.

     9. Bicycles or other vehicles shall not be permitted in the offices, halls, corridors, and elevators in the Building nor shall any obstruction of sidewalks or entrances of the Building be permitted.

     10. Tenant shall not allow anything to be placed on the outside of the Building, nor shall anything be thrown by Tenant or Tenant's agents or employees out of the windows or doors or down the corridors, elevator shafts, or ventilating ducts or shafts of the Building. Tenant, except in case of fire or other emergency, shall not open any outside window.

     11. No additional lock or locks shall be placed by Tenant on any door in the Building, unless written consent of Landlord shall first have been obtained. Tenant shall have no right to rekey the Premises. Two keys to the Premises and the toilet rooms, if locked by Landlord, will be furnished by Landlord and neither Tenant nor Tenant's agents or employees shall have any duplicate keys made. Landlord shall supply Tenant with such additional keys as Tenant may require at Tenant's sole cost and expense. At the termination of this tenancy, Tenant shall promptly return to Landlord all keys to offices, toilet rooms, or vaults.

     12. No window shades, blinds, screens, draperies, or other window coverings will be attached or detached by Tenant without Landlord's prior written consent. Tenant agrees to abide by Landlord's rules with respect to maintaining uniform curtains, draperies and linings, or blinds at all windows and hallways.

     13. If any Tenant desires telegraphic, telephonic, or other electric connections, Landlord or Landlord's agents will direct the electricians as to where and how the wires may be introduced. Without such directions, no boring or cutting for wires will be permitted. Any such installation and connection shall be made at Tenant's expense.

     14. Tenant shall not install or operate any steam or gas engine or boiler or carry on any mechanical business in the Premises. The use of oil, gas, or inflammable liquids for heating, lighting, or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Building.

     15. Any painting or decorating, as may be agreed to be done by and at the expense of Landlord, shall be done during regular weekday working hours. Should Tenant desire such work on Saturdays, Sundays, Legal Holidays, or outside of regular working hours, Tenant shall pay for the extra cost thereof.

     16. Except as permitted by Landlord, Tenant shall not mark upon, paint signs upon, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions, or floors of the Premises or of the Building and any defacement, damage, or injury caused by Tenant or Tenant's agents or employees shall be paid for by Tenant.

     17. Landlord shall at all times have the right, by Landlord's officers or agents, to enter the Premises and show the same to persons wishing to lease them.

     18. Smoking is prohibited in all inside lobbies, stairwells, bathrooms, and other common areas and public areas of the Building Complex and is restricted in all outside plaza areas of the Building Complex to specific locations designated by Landlord as smoking areas. Smoking shall be prohibited (upon written notice from Landlord) within a respective premises if Landlord determines that smoke odors or emissions from the premises may be entering inside lobbies, common areas, public areas, the premises of other tenants, or the Building ventilation system.

     19. All contractors hired by Tenant to complete the alterations to the Premises shall adhere to the provisions of the Lease and these Rules and Regulations, as well as such separate rules and regulations as Landlord may adopt as requirements for tenants' contractors.

Tenant agrees that Landlord may amend, modify, delete, or add new and additional rules and regulations of the use and care of the Premises and the Building Complex. Tenant agrees to comply with all such rules and regulations upon notice to Tenant from Landlord thereof. In the event of any breach of any of the rules and regulations herein set forth or any amendments, modifications, or additions thereto, Landlord shall have all remedies in the Lease provided for in the Event of Default by Tenant.

                              EXHIBIT E TO LEASE


                            _________________, 19__



SUSTAIN TECHNOLOGIES, INC.
____________________________
____________________________
____________________________

Re:  Tenant:   SUSTAIN TECHNOLOGIES, INC., a Virginia corporation
     Premises: Approximately 9,435 rentable square feet of space located in Suite 2710 on the 27th floor (the "Premises")
     Address:  717 - 17th Street, Denver, Colorado 80202

Gentlemen:

     Concurrently herewith, you as Tenant, and the undersigned, as Landlord, have executed a Lease (the "Lease") covering the Premises (the provisions of said Lease are herein incorporated by reference as if fully set forth herein). In consideration of the execution of said Lease, Landlord has agreed to complete certain remodeling or tenant finish work in the Premises and Tenant and Landlord mutually agree as follows:

     1. Landlord agrees to complete tenant finish work in the Premises (the "Tenant Finish Work") in accordance with a space plan prepared by Interarc, Inc., dated ____________, which space plan has been approved by Tenant and Landlord's representative on_______________ (the "Approved Space Plan").

     2. If the scope of Tenant Finish Work so requires, Landlord shall have its architects and engineers prepare architectural, mechanical and electrical working drawings for the Premises which are consistent with the Approved Space Plan.

     3. Changes to the Approved Space Plan or Working Drawings may be made only by written direction to Landlord by Tenant. All costs incurred by such changes, including costs of the revisions in Working Drawings and costs of construction and materials, and reimbursables necessitated by such changes, shall be deemed Tenant Delay, as hereinafter defined.

     4. Neither Landlord's use or approval of any plans submitted by Tenant for completion of the Tenant Finish work nor the fact that such plans have been prepared by Landlord's architect shall create a responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with any laws, rules and regulations of governmental agencies or authorities having jurisdiction over the Premises now in effect or which may hereafter be in effect.

     5. Landlord's contractor shall perform the Tenant Finish Work substantially in accordance with the Approved Space Plan and Working Drawings, if applicable. All costs related to the Tenant Finish Work, including, but not limited to, design fees, costs of preparation of the Approved Space Plan and any Working Drawings, construction management fees, and costs of materials and construction, but specifically excluding costs incurred due to Tenant Delay, are considered "Tenant Finish Costs." If Landlord will pay the Tenant Finish Costs up to a maximum of One Hundred Fifty Thousand Nine Hundred Sixty and 00/100 Dollars ($150,960.00) (the "Tenant Finish Allowance"). Any Tenant Finish Costs in excess of the Tenant Finish Allowance will be at Tenant's sole cost and expense and will be paid promptly by Tenant upon receipt of billing therefor which may be prior to Landlord's commencement of the Tenant Finish Work. Other than the Tenant Finish Work described herein, Landlord shall have no obligation for the completion or remodeling of the Premises and Tenant shall accept the Premises in their "as is" condition on the date the Primary Lease Term commences.

     6. If the Premises are not "Ready for Occupancy," as hereafter defined, on the date the Primary Lease Term is to begin as set forth in Paragraph 3 of the Lease due to any reason other than Tenant Delay, the

Primary Lease Term and Tenant's obligation to pay Base Rent, its Pro Rata Share of increases in Operating Expenses, and any other sums owing under the Lease shall not commence until the Premises are Ready for Occupancy, at which time all of the covenants, conditions, and agreements of the Lease shall be in full force and effect. The delay in the commencement of the Primary Lease Term and the postponement of Tenant's obligation to pay rent and other sums herein provided to be paid by Tenant under the Lease for such period prior to the delivery of the Premises to Tenant Ready for Occupancy shall be in full settlement of all claims which Tenant might otherwise have by reason of the Premises not being Ready for Occupancy on the date the Primary Lease Term is scheduled to begin as set forth in Paragraph 2 of the Lease. However, if Tenant takes possession of all or any part of the Premises prior to the date the Premises are Ready for Occupancy for the purpose of conducting its usual business therein, all terms and provisions of the Lease shall apply as of the date Tenant takes possession, including the obligation for the payment of all rent and other amounts owing hereunder. "Ready for Occupancy" as used herein shall mean the date that Landlord shall have substantially completed the Tenant Finish Work to be performed by Landlord to the extent agreed herein. The certificate of the architect in charge of design and supervising the completion or remodeling of the Premises, or other representative of Landlord, shall control conclusively the date upon which the Premises are deemed Ready for Occupancy and the date Tenant's obligation to pay rent under the Lease commences.

     7. In no event shall the commencement of the Primary Lease Term or Tenant's rental obligations under the Lease be delayed due to Tenant Delay, as hereinafter defined. If the completion of the Premises is delayed as the result of a Tenant Delay, then the Primary Lease Term and Tenant's rental and other obligations hereunder shall commence on the date the Premises would have been Ready for Occupancy if there had been no Tenant Delay. "Tenant Delay" means delay (i) in the preparation, finalization or approval of Working Drawings caused by Tenant, its agents or employees; (ii) caused by modifications, revisions and changes to the Approved Space Plan and Working Drawings due to changes requested by Tenant, its agents or employees; (iii) in the delivery or installation of any special or non-standard building items specified by Tenant; or (iv) of any kind or nature in the completion of the Premises caused by Tenant, its agents or employees. Tenant shall pay all costs arising from Tenant Delay, which shall be payable to Landlord in full prior to the commencement of the Tenant Finish Work by Landlord. Such costs of Tenant Delay may not be deducted from the Tenant Finish Allowance.

     8. If the commencement of the Primary Lease Term is delayed pursuant to the provisions of this Work Letter, Landlord and Tenant shall execute a commencement certificate substantially in the form attached to the Lease as Exhibit C evidencing the date of delivery of the Premises to Tenant by Landlord Ready for Occupancy, the rent commencement date and the commencement and termination dates of the Primary Lease Term.

SUSTAIN TECHNOLOGIES, INC., a               THE PRUDENTIAL INSURANCE COMPANY OF
 Virginia corporation                       AMERICA, a New Jersey corporation

                                            By  Cushman & Wakefield of Colorado,
By:   /s/ Gerald L. Salzman                     Inc., a Colorado corporation,
   -------------------------------              Authorized Agent
Print Name:       Salzman
           -----------------------
Print Title: President
            ----------------------

ATTEST:                                          By: /s/ ILLEGIBLE
                                                    ----------------------------
                                                    Director
                                             Date:           8/26/99
                                                  ------------------------------
By: ______________________________
Print Name: ______________________                     "Landlord"
Print Title:______________________

               "Tenant"

                                       2